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                                                               EXHIBIT 10.1



                                 AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                   AND CONSENT

         THIS AMENDMENT NO. 1 AND CONSENT ("Amendment No. 1 and Consent") is entered into as of January 19, 2005, by and among ROCKY SHOES & BOOTS, INC., a corporation organized and existing under the laws of the State of Ohio, LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (each a "Borrower" and jointly and severally, "Borrowers"), the financial institutions party thereto (each a "Lender" and collectively, the "Lenders"), GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the "Agent"), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the "Syndication Agent") and ROYAL BANK OF SCOTLAND PLC, as documentation agent (in such capacity, the "Documentation Agent").

                                   BACKGROUND

         Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of January 6, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

         Agent has informed Borrowers that, pursuant to Section 9.5 of the Loan Agreement, it has entered into Assignment and Acceptance Agreements with new Lenders and has requested Borrowing Agent to consent to each such assignment. Agent has further informed Borrowers that GMAC CF has assumed the roles of administrative agent and sole lead arranger for the Lenders, Bank of America, N.A. has become the Syndication Agent and Royal Bank of Scotland PLC has become the Documentation Agent, and has requested Borrowers to consent to such appointments. Borrowing Agent and each Borrower consent to all of the foregoing upon the terms and conditions set forth herein.

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         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows: -

                  (a) The phrase "and GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company (in its individual capacity, `GMAC CF'), for itself and as a Lender and as Agent" appearing in the first paragraph of the Recitals section of the Agreement is hereby replaced by the following:

                           ", GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company (in its individual capacity, `GMAC CF'), for itself, and as administrative agent and sole lead arranger for the Lenders (in such capacities, the `Agent'), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the `Syndication Agent') and ROYAL BANK OF SCOTLAND PLC, as documentation agent (in such capacity, the `Documentation Agent')."

                  (b) Section 1.2 of the Loan Agreement is amended by inserting the following new defined terms in their appropriate alphabetical order:

                           "Amendment 1" shall mean Amendment No. 1 to this Agreement dated as of January 19, 2005.

                           "Amendment 1 Closing Date" shall mean the date upon which all of the conditions precedent to the effectiveness to Amendment 1 have been satisfied.

                           "Documentation Agent" has the meaning assigned to that term in the Recitals section of this Agreement.

                            "Syndication Agent" has the meaning assigned to that
                           term in the Recitals section of this Agreement.

                  (c) A new Section 9.10 is added to the Loan Agreement as follows:

                           "9.10. Other Agents. The entities identified in the Recitals section of this Agreement as the `Syndication Agent' and `Documentation Agent' shall not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any of the Loan Documents) other than those applicable to all Lenders as such. Without limiting the foregoing, the


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                           entities so identified as the `Syndication Agent'
                           and the `Documentation Agent' shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the entity so identified as the `Syndication Agent' or the `Documentation Agent' in deciding to enter into this Agreement and each of the Loan Documents to which it is a party or in taking or not taking action hereunder or thereunder."


         3. Consent to Assignments. Borrowing Agent, and each Borrower, hereby consents to the assignments as of the Amendment No. 1 Closing Date and agrees to issue and deliver to Agent, substantially contemporaneously with the return to Borrowing Agent of the Notes executed and delivered on or about the Closing Date, amended and restated Notes dated as of the Amendment No. 1 Closing Date for each Lender, evidencing Borrowers' Obligations with respect to each such Lender's respective Revolving Loan Commitments and Term Loan A Commitments as of such date.

         4. Conditions of Effectiveness. This Amendment No. 1 and Consent shall become effective upon satisfaction of the following conditions precedent, each of which shall be in form and substance reasonably satisfactory to Agent and its counsel:

                  (a) Agent shall have received eight (8) copies of this Amendment No. 1 and Consent duly executed by each Borrower and each Lender;

                  (b) Agent shall have received executed originals of each Assignment and Acceptance Agreement, duly executed by GMAC CF and each other Lender, after giving effect to which each Lender's respective Revolving Loan Commitments and Term Loan A Commitments shall be as set forth on the execution page of this Amendment No. 1 and Consent;

                  (c) Agent shall have received amended and restated Notes dated as of the Amendment No. 1 Closing Date for each Lender, evidencing Borrowers' Obligations with respect to each such Lender's respective Revolving Loan Commitments and Term Loan A Commitments as of such date; and

                  (d) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel relating to the transactions contemplated in this Amendment No. 1 and Consent.

         5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment No. 1 and Consent and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against each Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment No. 1, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent


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the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 1 and Consent, except to the extent any such representation or warranty expressly relates to an earlier date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 1 and Consent.

                  (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

         6. Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment No. 1 and Consent shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. Governing Law. This Amendment No. 1 and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. Headings. Section headings in this Amendment No. 1 and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 and Consent for any other purpose.

         9. Counterparts; Facsimile. This Amendment No. 1 and Consent may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


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         IN WITNESS WHEREOF, this Amendment No. 1 and Consent has been duly executed as of the day and year first written above.

                                          ROCKY SHOES & BOOTS, INC.
                                          LIFESTYLE FOOTWEAR, INC.
                                          EJ FOOTWEAR LLC
                                          HM LEHIGH SAFETY SHOE CO. LLC
                                          GEORGIA BOOT LLC
                                          GEORGIA BOOT PROPERTIES LLC
                                          DURANGO BOOT COMPANY LLC
                                          NORTHLAKE BOOT COMPANY LLC
                                          LEHIGH SAFETY SHOE CO. LLC
                                          LEHIGH SAFETY SHOE PROPERTIES LLC


                                          By: /s/ James E. McDonald
                                              -------------------------
                                          Name: James E. McDonald
                                          Title: Chief Financial Officer of
                                          each of the foregoing Borrowers

                                          GMAC COMMERCIAL FINANCE LLC


                                          By: /s/ William J. Fitzgerald
                                              -------------------------
                                          Name:  William J. Fitzgerald
                                          Title: Vice President

                                          Revolving Loan Commitment:
                                          $27,118,640.00
                                          Term Loan A Commitment:
                                          $4,881,355.20

                                          BANK OF AMERICA, N.A.


                                          By: /s/ Anthony Vassallo
                                              -------------------------
                                          Name:  Anthony Vassallo
                                          Title:  Senior Vice President

                                          Revolving Loan Commitment:
                                          $21,186,440.00
                                          Term Loan A Commitment:
                                          $3,813,559.20



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                                          ROYAL BANK OF SCOTLAND PLC


                                          By: /s/ Craig Hamrah
                                              -------------------------
                                          Name: Craig Hamrah
                                          Title:  Senior Vice President

                                          Revolving Loan Commitment:
                                          $17,796.610.00
                                          Term Loan A Commitment:
                                          $3,203,389.80

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By: /s/ Eileen Clemmons
                                              -------------------------
                                          Name: Eileen Clemmons
                                          Title: Vice President

                                          Revolving Loan Commitment:
                                          $17,796.610.00
                                          Term Loan A Commitment:
                                          $3,203,389.80

                                          COMERICA BANK


                                          By: /s/ Harold Dalton
                                              -------------------------
                                          Name: Harold Dalton
                                          Title: Vice President

                                          Revolving Loan Commitment:
                                          $16,101,700.00
                                          Term Loan A Commitment:
                                          $2,898,306.00




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